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                                                                      EXHIBIT 22

                         COMPREHENSIVE CARE CORPORATION

                            SCHEDULE OF SUBSIDIARIES


                                                                                     STATE OF
SUBSIDIARY NAME                                                                      INCORPORATION
- ---------------                                                                      -------------
N.P.H.S., Inc.                                                                       California

CareManor Hospital of Washington, Inc.                                               Washington

Trinity Oaks Hospital, Inc.                                                          Texas

Terracina Convalescent Hospital & Home, Inc.                                         California

CareUnit, Inc.                                                                       California

Starting Point Incorporated                                                          California

CareUnit Hospital of Albuquerque, Inc.                                               New Mexico

Comprehensive Care Corporation                                                       Nevada

CareUnit Clinic of Washington, Inc.                                                  Washington

CareUnit Hospital of Ohio, Inc.                                                      Ohio

Comprehensive Care Corporation (Canada) Ltd.                                         Canada

CareUnit of Chicago, Inc.                                                            Illinois

CareUnit, Inc.                                                                       Delaware

CMP Properties, Inc.                                                                 Oregon

CareUnit of Florida, Inc.                                                            Florida

CareUnit Hospital of Nevada, Inc.                                                    Nevada

AccessCare, Inc.                                                                     Nevada

AccessCare of Florida, Inc.                                                          Florida

AccessCare of Washington, Inc.                                                       Washington

CareInstitute                                                                        California